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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 2004

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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

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         California                 0-11071                 84-0685613
(State or other jurisdiction      (Commission            (I.R.S. Employer
      of incorporation)           File Number)         Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

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ITEM 1.01  Entry into a Material Definitive Agreement

     On October 6, 2004, Image Entertainment, Inc. (the "Company") entered into an exclusive, five-year home video sublicense agreement with Digital Site Corporation, for exclusive distribution of Company programming in Japan. By October 22, 2004, the Company will receive a $2 million, non-refundable advance, which is recoupable against royalties.

     Digital Site will be responsible for all sales, marketing, manufacturing and distribution in Japan. The agreement includes the Company's available existing catalogue, as well as previously-sublicensed titles as they become available and future new releases through the end of 2009. The distribution term for each program will be five years or the expiration of the Company's rights. Programming will be marketed and released under the brand, "Image Entertainment Japan."

     Royalty payments are set at a percentage of suggested retail price, and any overages will be paid after recoupment of the advance. The advance will be recorded as deferred revenue and will be recognized when royalties are earned as reported to Image by Digital Site on a quarterly basis. The Company will use the advance to pay down amounts outstanding under its revolving credit facility with Wells Fargo Foothill, Inc.

     There is no other relationship between the Company or its affiliates and Digital Site, other than in respect of the agreement.

ITEM 7.01  Regulation FD Disclosure

     On October 13, 2004, the Company issued a press release announcing the agreement with Digital Site. A copy of the press release is furnished as Exhibit
99.1 hereto and incorporated herein by reference.

     The Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

ITEM 9.01  Financial Statements and Exhibits

     (c)   Exhibits.

           99.1    Press Release dated October 13, 2004.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMAGE ENTERTAINMENT, INC.


Dated: October 13, 2004                      By: /s/ JEFF M. FRAMER
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                                                 Name:  Jeff M. Framer
                                                 Title: Chief Financial Officer